                                                                     EXHIBIT 4.2



                                 [VIRAGE LOGO]
          NUMBER                                            SHARES
            VRG                 V I R A G E (R)

                                  COMMON STOCK


INCORPORATED UNDER THE LAWS                            CUSIP 92763Q 10 6
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS


    THIS IS TO CERTIFY THAT












    is the owner of


 fully paid and non-assessable shares, $.001 par value, of the COMMON STOCK of
                                  VIRAGE, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                               [CORPORATION SEAL]

  [Signature Illegible]           VIRAGE, INC.           [Signature Illegible]
-------------------------         INCORPORATED         -------------------------
         SECRETARY               MARCH 9, 1995            PRESIDENT AND CHIEF
                                    DELAWARE               EXECUTIVE OFFICER






COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (Jersey City, NJ)

                                           TRANSFER AGENT
                                            AND REGISTRAR

BY
                                       AUTHORIZED OFFICER

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common           UNIF GIFT MIN ACT- __________ Custodian __________
   TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
   JT TEN  - as joint tenants with right of                    under Uniform Gifts to Minors
             survivorship and not as tenants                   Act _________________________
             in common                                                      (State)

    Additional abbreviations may also be used though not in the above list.



     For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                         _______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER



Signature Guaranteed:




_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE, GUARANTOR MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15